10. Lease Obligations Payable	9 Months Ended
Dec. 31, 2018
Capital Lease Obligations [Abstract]
10. Lease Obligations Payable

The Company leases specialized equipment under leases classified as capital leases. The leased equipment will be amortized on a straight-line basis over 5 years once it is placed in service. The following is a schedule showing the future minimum lease payments under capital leases by years and the present value of the minimum lease payments as of December 31, 2018. There is no interest rate related to the lease obligation and the maturity date is September 2021.

Fiscal year ending March 31:

2019	$12,000
2020	12,000
2021	9,000
Total minimum lease payments	33,000
Less: Amount representing interest	-
Present value of minimum lease payments	$33,000

At December 31, 2018, the present value of minimum lease payments due within one year is $12,000.